UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2009

REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

DELAWARE	000-51757	16-1731691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Bryan, Suite 3700
 Dallas, Texas 75201
 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (214) 750-1771

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On October 27, 2009, the board of directors of Regency GP LLC, the general partner of Regency GP LP, being the general partner (“General Partner”) of Regency Energy Partners LP, or the Partnership, declared a cash distribution on behalf of the Partnership with respect to all outstanding common units of the Partnership, as well as the General Partner’s equivalent units,  in the amount of $0.445 per unit payable on November 13, 2009 to holders of record on November 6, 2009. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
Exhibit 99.1	Regency Energy Partners LP Press Release dated October 27, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP By: Regency GP LP, its general partner By: Regency GP LLC, its general partner
By:	/s/ Paul M. Jolas
Paul M. Jolas
Executive Vice President, Chief Legal Officer & Secretary

October 28, 2009